Exhibit 99(1)
HESS CORPORATION Investor Contact: Jay Wilson (212) 536-8940 Media Contact: Jon Pepper (212) 536-8550

News Release

HESS REPORTS ESTIMATED RESULTS FOR THE SECOND QUARTER OF 2012

Second Quarter Highlights:

●	Net income was $549 million, compared with $607 million in the second quarter of 2011

●	Oil and gas production increased to 429,000 barrels of oil equivalent per day, up from 372,000 in the second quarter of 2011

●	Oil and gas production from the Bakken increased to 55,000 barrels of oil equivalent per day, up from 25,000 in the second quarter of 2011

●	Net cash provided by operating activities was $1,240 million, compared with $1,689 million in the second quarter of 2011

NEW YORK, July 25, 2012 -- Hess Corporation (NYSE: HES) reported net income of $549 million for the second quarter of 2012, compared with $607 million for the second quarter of 2011.  The after-tax income (loss) by major operating activity was as follows:

	Three Months Ended		Six Months Ended
	June 30, (unaudited)		June 30, (unaudited)
	2012	2011	2012	2011
	(In millions, except per share amounts)

Exploration and Production	$644	$747	$1,279	$1,726
Marketing and Refining	8	(39)	19	-
Corporate	(39)	(42)	(77)	(70)
Interest expense	(64)	(59)	(127)	(120)
Net income attributable to Hess Corporation	$549	$607	$1,094	$1,536

Net income per share (diluted)	$1.61	$1.78	$3.21	$4.52

Weighted average number of shares (diluted)	340.4	340.4	340.4	339.7

Note: See the following page for a table of items affecting comparability of earnings between periods.

Exploration and Production earnings were $644 million in the second quarter of 2012, compared with $747 million in the second quarter of 2011.  The Corporation’s average worldwide crude oil selling price, including the effect of hedging, was $86.86 per barrel, down from $97.20 per barrel in the same quarter a year ago.  The average worldwide natural gas selling price of $5.94 per mcf in the second quarter of 2012 was comparable with the same quarter a year ago.  Second quarter oil and gas production was 429,000 barrels of oil equivalent per day, up from 372,000 barrels of oil equivalent per day in the second quarter of 2011, primarily reflecting an increase in production from the Bakken oil shale play and the resumption of operations in Libya.

Marketing and Refining generated earnings of $8 million in the second quarter of 2012, compared with a loss of $39 million in the same period in 2011.  Marketing earnings were $18 million in the second quarter of 2012 and $28 million in the second quarter of 2011.  Refining operations generated income of $8 million in the second quarter of 2012, compared with a loss of $44 million in the second quarter a year ago.  Trading activities generated a loss of $18 million in the second quarter of 2012 and a loss of $23 million in the second quarter of last year.

The following table reflects the total after-tax income (expense) of items affecting comparability of earnings between periods:

	Three Months Ended		Six Months Ended
	June 30, (unaudited)		June 30, (unaudited)
	2012	2011	2012	2011
	(In millions of dollars)
Exploration and Production	$(36)	$-	$-	$310

Results for the second quarter of 2012 included an after-tax charge of $36 million for certain exploration properties in the Eagle Ford shale in the United States that are expected to be divested in an asset exchange with a joint venture partner.

Net cash provided by operating activities was $1,240 million in the second quarter of 2012, compared with $1,689 million in the same quarter of 2011.  Capital and exploratory expenditures were $2,078 million, of which $2,036 million related to Exploration and Production operations.  Capital and exploratory expenditures for the second quarter of 2011 were $1,490 million, of which $1,469 million related to Exploration and Production operations.

At June 30, 2012, cash and cash equivalents totaled $409 million, compared with $351 million at December 31, 2011.  Total debt was $7,845 million at June 30, 2012 and $6,057 million at

December 31, 2011.  The Corporation’s debt to capitalization ratio at June 30, 2012 was 28.2 percent, compared with 24.6 percent at the end of 2011.

Hess Corporation will review second quarter financial and operating results and other matters on a webcast at 10 a.m. today.  For details about the event, refer to the Investor Relations section of our website at www.hess.com.

Hess Corporation, with headquarters in New York, is a global integrated energy company engaged in the exploration, production, purchase, transportation and sale of crude oil and natural gas, as well as the production and sale of refined petroleum products. More information on Hess Corporation is available at www.hess.com.

Forward-looking Statements
Certain statements in this release may constitute "forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, uncertainties inherent in the measurement and interpretation of geological, geophysical and other technical data.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	Second	Second	First
	Quarter	Quarter	Quarter
	2012	2011	2012
Income Statement
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$9,304	$9,853	$9,682
Income (loss) from equity investment in HOVENSA L.L.C.	-	(49)	-
Gains on asset sales	-	-	36
Other, net	5	2	29

Total revenues and non-operating income	9,309	9,806	9,747

Costs and Expenses
Cost of products sold (excluding items shown separately below)	5,969	6,841	6,679
Production expenses	677	599	673
Marketing expenses	265	247	251
Exploration expenses, including dry holes and lease impairment	196	257	253
Other operating expenses	41	42	41
General and administrative expenses	172	174	167
Interest expense	105	97	104
Depreciation, depletion and amortization	769	588	681
Asset impairments	59	-	-

Total costs and expenses	8,253	8,845	8,849

Income (loss) before income taxes	1,056	961	898
Provision (benefit) for income taxes	521	392	338

Net income (loss)	535	569	560
Less: Net income (loss) attributable to noncontrolling interests	(14)	(38)	15
Net income (loss) attributable to Hess Corporation	$549	$607	$545

Supplemental Income Statement Information
Foreign currency gains (losses), after-tax	$(5)	$(2)	$9
Capitalized interest	5	2	5

Cash Flow Information
Net cash provided by operating activities (a)	$1,240	$1,689	$988	(b)

Capital and Exploratory Expenditures
Exploration and Production
United States	$1,243	$793	$1,241
International	793	676	722

Total Exploration and Production	2,036	1,469	1,963
Marketing, Refining and Corporate	42	21	23

Total Capital and Exploratory Expenditures	$2,078	$1,490	$1,986

Exploration expenses charged to income included above
United States	$33	$56	$37
International	67	59	71

	$100	$115	$108

(a)	Includes changes in working capital.
(b)	Net of payments to HOVENSA L.L.C. totaling $487 million to fully fund our share of previously accrued refining shutdown costs.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	First Half
	2012		2011
Income Statement
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$18,986		$20,068
Income (loss) from equity investment in HOVENSA L.L.C.	-		(97)
Gains on asset sales	36		343
Other, net	34		7

Total revenues and non-operating income	19,056		20,321

Costs and Expenses
Cost of products sold (excluding items shown separately below)	12,648		13,881
Production expenses	1,350		1,130
Marketing expenses	516		530
Exploration expenses, including dry holes and lease impairment	449		570
Other operating expenses	82		84
General and administrative expenses	339		338
Interest expense	209		196
Depreciation, depletion and amortization	1,450		1,146
Asset impairments	59		-

Total costs and expenses	17,102		17,875

Income (loss) before income taxes	1,954		2,446
Provision (benefit) for income taxes	859		903

Net income (loss)	1,095		1,543
Less: Net income (loss) attributable to noncontrolling interests	1		7
Net income (loss) attributable to Hess Corporation	$1,094		$1,536

Supplemental Income Statement Information
Foreign currency gains (losses), after-tax	$4		$(5)
Capitalized interest	10		4

Cash Flow Information
Net cash provided by operating activities (a)	$2,228	(b)	$2,824

Capital and Exploratory Expenditures
Exploration and Production
United States	$2,484		$1,333
International	1,515		1,309

Total Exploration and Production	3,999		2,642
Marketing, Refining and Corporate	65		34

Total Capital and Exploratory Expenditures	$4,064		$2,676

Exploration expenses charged to income included above
United States	$70		$98
International	138		121

	$208		$219

(a)	Includes changes in working capital.
(b)	Net of payments to HOVENSA L.L.C. totaling $487 million to fully fund our share of previously accrued refining shutdown costs.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	June 30,	December 31,
	2012	2011
Balance Sheet Information

Cash and cash equivalents	$409	$351
Other current assets	7,516	7,988
Investments	450	384
Property, plant and equipment – net	26,556	24,712
Other long-term assets	5,683	5,701
Total assets	$40,614	$39,136

Short-term debt and current maturities of long-term debt	$299	$52
Other current liabilities	6,785	8,048
Long-term debt	7,546	6,005
Other long-term liabilities	6,025	6,439
Total equity excluding other comprehensive income (loss)	20,738	19,659
Accumulated other comprehensive income (loss)	(779)	(1,067)
Total liabilities and equity	$40,614	$39,136

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	Second Quarter 2012
	United States		International		Total
Sales and other operating revenues	$1,043		$1,946		$2,989
Gains on asset sales	-		-		-
Other, net	1		-		1

Total revenues and non-operating income	1,044		1,946		2,990
Costs and expenses
Production expenses, including related taxes	253		424		677
Exploration expenses, including dry holes and lease impairment	75		121		196
General, administrative and other expenses	50		29		79
Depreciation, depletion and amortization	335		408		743
Asset impairments	59		-		59

Total costs and expenses	772		982		1,754

Results of operations before income taxes	272		964		1,236
Provision (benefit) for income taxes	112		480		592

Results of operations attributable to Hess Corporation	$160	(a)	$484	(b)	$644

	Second Quarter 2011
	United States		International		Total
Sales and other operating revenues	$858		$1,840		$2,698
Gains on asset sales	-		-		-
Other, net	(13)		8		(5)

Total revenues and non-operating income	845		1,848		2,693
Costs and expenses
Production expenses, including related taxes	179		420		599
Exploration expenses, including dry holes and lease impairment	128		129		257
General, administrative and other expenses	49		27		76
Depreciation, depletion and amortization	166		387		553
Asset impairments	-		-		-

Total costs and expenses	522		963		1,485

Results of operations before income taxes	323		885		1,208
Provision (benefit) for income taxes	120		341		461

Results of operations attributable to Hess Corporation	$203		$544	(b)	$747

	First Quarter 2012
	United States		International		Total
Sales and other operating revenues	$923		$1,697		$2,620
Gains on asset sales	-		36		36
Other, net	-		27		27

Total revenues and non-operating income	923		1,760		2,683
Costs and expenses
Production expenses, including related taxes	231		442		673
Exploration expenses, including dry holes and lease impairment	78		175		253
General, administrative and other expenses	38		27		65
Depreciation, depletion and amortization	279		380		659
Asset impairments	-		-		-

Total costs and expenses	626		1,024		1,650

Results of operations before income taxes	297		736		1,033
Provision (benefit) for income taxes	110		288		398

Results of operations attributable to Hess Corporation	$187	(a)	$448	(b)	$635

(a)	The after-tax losses from crude oil hedging activities were $3 million in the second quarter of 2012 and $26 million in the first quarter of 2012.
(b)	The after-tax losses from crude oil hedging activities were $86 million in the second quarter of 2012, $81 million in the second quarter of 2011 and $125 million in the first quarter of 2012.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	First Half 2012
	United States		International		Total
Sales and other operating revenues	$1,966		$3,643		$5,609
Gains on asset sales	-		36		36
Other, net	1		27		28

Total revenues and non-operating income	1,967		3,706		5,673
Costs and expenses
Production expenses, including related taxes	484		866		1,350
Exploration expenses, including dry holes and lease impairment	153		296		449
General, administrative and other expenses	88		56		144
Depreciation, depletion and amortization	614		788		1,402
Asset impairments	59		-		59

Total costs and expenses	1,398		2,006		3,404

Results of operations before income taxes	569		1,700		2,269
Provision (benefit) for income taxes	222		768		990

Results of operations attributable to Hess Corporation	$347	(a)	$932	(b)	$1,279

	First Half 2011
	United States		International		Total
Sales and other operating revenues	$1,604		$3,707		$5,311
Gains on asset sales	-		343		343
Other, net	(14)		10		(4)

Total revenues and non-operating income	1,590		4,060		5,650
Costs and expenses
Production expenses, including related taxes	316		814		1,130
Exploration expenses, including dry holes and lease impairment	237		333		570
General, administrative and other expenses	97		63		160
Depreciation, depletion and amortization	318		772		1,090
Asset impairments	-		-		-

Total costs and expenses	968		1,982		2,950

Results of operations before income taxes	622		2,078		2,700
Provision (benefit) for income taxes	232		742		974

Results of operations attributable to Hess Corporation	$390		$1,336	(b)	$1,726

(a)	The after-tax losses from crude oil hedging activities were $29 million in the first half of 2012.
(b)	The after-tax losses from crude oil hedging activities were $211 million in the first half of 2012 and $162 million in the first half of 2011.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Second	Second	First
	Quarter	Quarter	Quarter
	2012	2011	2012
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States	109	77	95
Europe	98	93	94
Africa	79	66	71
Asia	18	12	16
Total	304	248	276

Natural gas liquids - barrels
United States	15	13	14
Europe	3	3	3
Asia	1	1	2
Total	19	17	19

Natural gas - mcf
United States	121	100	100
Europe	53	72	61
Asia and other	465	471	449
Total	639	643	610
Barrels of oil equivalent	429	372	397

Average Selling Price
Crude oil - per barrel (including hedging)
United States	$91.97	$106.62	$95.92
Europe	76.20	87.75	80.18
Africa	89.01	97.74	88.75
Asia	105.89	113.44	117.13
Worldwide	86.86	97.20	89.92

Crude oil - per barrel (excluding hedging)
United States	$92.48	$106.62	$100.87
Europe	76.58	87.75	82.77
Africa	105.72	118.19	120.59
Asia	106.17	113.44	123.72
Worldwide	91.83	102.73	100.50

Natural gas liquids - per barrel
United States	$40.75	$61.57	$49.26
Europe	66.15	69.99	90.43
Asia	75.16	79.63	86.50
Worldwide	45.56	64.05	59.53

Natural gas - per mcf
United States	$1.55	$3.71	$1.75
Europe	9.98	8.97	9.44
Asia and other	6.61	5.94	6.77
Worldwide	5.94	5.93	6.23

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	First Half
	2012	2011
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States	102	77
Europe	96	96
Africa	75	75
Asia	17	13
Total	290	261

Natural gas liquids - barrels
United States	15	13
Europe	3	3
Asia	1	1
Total	19	17

Natural gas - mcf
United States	110	103
Europe	57	89
Asia and other	458	451
Total	625	643
Barrels of oil equivalent	413	385

Average Selling Price
Crude oil - per barrel (including hedging)
United States	$93.81	$99.12
Europe	78.05	85.84
Africa	88.91	90.04
Asia	110.70	111.91
Worldwide	88.23	92.05

Crude oil - per barrel (excluding hedging)
United States	$96.39	$99.12
Europe	79.45	85.84
Africa	111.78	110.39
Asia	113.67	111.91
Worldwide	95.72	97.37

Natural gas liquids - per barrel
United States	$44.92	$59.43
Europe	81.20	76.01
Asia	82.02	76.23
Worldwide	52.78	63.74

Natural gas - per mcf
United States	$1.64	$3.77
Europe	9.69	8.55
Asia and other	6.69	5.85
Worldwide	6.08	5.89

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)

	Second	Second	First
	Quarter	Quarter	Quarter
	2012	2011	2012
Financial Information (in millions of dollars)

Marketing and Refining Results
Income (loss) before income taxes	$7	$(45)	$20
Provision (benefit) for income taxes	(1)	(6)	9
Results of operations attributable to Hess Corporation	$8	$(39)	$11

Summary of Marketing and Refining Results
Marketing	$18	$28	$22
Refining	8	(44)	(6)
Trading	(18)	(23)	(5)
Results of operations attributable to Hess Corporation	$8	$(39)	$11

Operating Data

Sales Volumes
Refined petroleum products (thousands of barrels per day)
Gasoline	212	228	210
Distillates	108	114	115
Residuals	54	56	61
Other	17	28	18
Total	391	426	404

Natural gas (thousands of mcf per day)	1,860	1,900	2,560

Electricity (megawatts round the clock)	4,405	4,100	4,350

Retail Marketing
Number of retail stations (a)	1,361	1,356	1,361
Convenience store revenue (in millions of dollars) (b)	$288	$305	$272
Average gasoline volume per station (thousands of gallons per month) (b)	194	199	185

Port Reading
Refinery throughput (thousands of barrels per day)	69	66	47
Refinery utilization (capacity - 70,000 barrels per day)	98.0%	93.6%	67.4%

(a)	Includes company operated, Wilco-Hess, dealer and branded retailer.
(b)	Company operated only.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)

	First Half
	2012	2011
Financial Information (in millions of dollars)

Marketing and Refining Results
Income (loss) before income taxes	$27	$51
Provision (benefit) for income taxes	8	51
Results of operations attributable to Hess Corporation	$19	$-

Summary of Marketing and Refining Results
Marketing	$40	$96
Refining	2	(92)
Trading	(23)	(4)
Results of operations attributable to Hess Corporation	$19	$-

Operating Data

Sales Volumes
Refined petroleum products (thousands of barrels per day)
Gasoline	210	227
Distillates	112	124
Residuals	58	71
Other	18	24
Total	398	446

Natural gas (thousands of mcf per day)	2,205	2,400

Electricity (megawatts round the clock)	4,390	4,200

Retail Marketing
Number of retail stations (a)	1,361	1,356
Convenience store revenue (in millions of dollars) (b)	$560	$583
Average gasoline volume per station (thousands of gallons per month) (b)	190	192

Port Reading
Refinery throughput (thousands of barrels per day)	58	66
Refinery utilization (capacity - 70,000 barrels per day)	82.7%	93.8%

(a)	Includes company operated, Wilco-Hess, dealer and branded retailer.
(b)	Company operated only.